Exhibit (h)(1)(iii)

SCHEDULE A

TO THE TRANSFER AGENCY AGREEMENT BETWEEN

PROFUNDS AND BISYS FUND SERVICES, OHIO, INC AND

BETWEEN ACCESS ONE TRUST AND BISYS FUND SERVICES, OHIO, INC

AS AMENDED MARCH 14, 2006

PROFUNDS:

Airlines UltraSector ProFund	Rising U.S. Dollar ProFund
Asia 30 ProFund	Semiconductor UltraSector ProFund
Banks UltraSector ProFund	Short Dow 30 ProFund
Basic Materials UltraSector ProFund	UltraShort Emerging Markets ProFund
Bear ProFund	Short International ProFund
Biotechnology UltraSector ProFund	UltraShort Japan ProFund
Bull ProFund	Short Mid-Cap ProFund
Consumer Goods UltraSector ProFund	Short Oil & Gas ProFund
Consumer Services UltraSector ProFund	Short OTC ProFund
Dow 30 ProFund	Short Precious Metals ProFund
UltraEmerging Markets ProFund	Short Real Estate ProFund
Europe 30 ProFund	Short Small-Cap ProFund
Falling U.S. Dollar ProFund	Short Utilities ProFund
Financials UltraSector ProFund	Small-Cap Growth ProFund
Health Care UltraSector ProFund	Small-Cap ProFund
Industrials UltraSector ProFund	Small-Cap Value ProFund
International ProFund	Technology UltraSector ProFund
Internet UltraSector ProFund	Telecommunications UltraSector ProFund
Large-Cap Growth ProFund	U.S. Government 30 ProFund
Large-Cap Value ProFund	U.S. Government Plus ProFund
Leisure Goods UltraSector ProFund	UltraBear ProFund
Mid-Cap Growth ProFund	UltraBull ProFund
Mid-Cap ProFund	UltraDow 30 ProFund
Mid-Cap Value ProFund	UltraInternational ProFund
Mobile Telecommunications UltraSector ProFund	UltraJapan ProFund
Money Market ProFund	UltraMid-Cap ProFund
Oil & Gas UltraSector ProFund	UltraOTC ProFund
Oil Equipment, Services & Distribution	UltraShort Dow 30 ProFund
UltraSector ProFund	UltraShort International ProFund
OTC ProFund	UltraShort Mid-Cap ProFund
Pharmaceuticals UltraSector ProFund	UltraShort OTC ProFund
Precious Metals UltraSector ProFund	UltraShort Small-Cap ProFund
Real Estate UltraSector ProFund	UltraSmall-Cap ProFund
Rising Rates Opportunity 10 ProFund	Utilities UltraSector ProFund
Rising Rates Opportunity ProFund

PROFUNDS VP:

ProFund VP Airlines	ProFund VP Rising Rates Opportunity
ProFund VP Asia 30	ProFund VP Rising U.S. Dollar ProFund
ProFund VP Banks	ProFund VP Semiconductor
ProFund VP Basic Materials	ProFund VP Short Dow 30
ProFund VP Bear	ProFund VP Short Emerging Markets
ProFund VP Biotechnology	ProFund VP Short International
ProFund VP Bull	ProFund VP Short Japan
ProFund VP Bull Plus	ProFund VP Short Mid-Cap
ProFund VP Consumer Goods	ProFund VP Short Oil & Gas
ProFund VP Consumer Services	ProFund VP Short OTC
ProFund VP Dow 30	ProFund VP Short Precious Metals
ProFund VP Emerging Markets	ProFund VP Short Real Estate
ProFund VP Europe 30	ProFund VP Short Small-Cap
ProFund VP Falling U.S. Dollar ProFund	ProFund VP Short Utilities
ProFund VP Financials	ProFund VP Small-Cap
ProFund VP Health Care	ProFund VP Small-Cap Growth
ProFund VP Industrials	ProFund VP Small-Cap Value
ProFund VP International	ProFund VP Technology
ProFund VP Internet	ProFund VP Telecommunications
ProFund VP Japan	ProFund VP U.S. Government Plus
ProFund VP Large-Cap Growth	ProFund VP UltraBear
ProFund VP Large-Cap Value	ProFund VP UltraBull
ProFund VP Leisure Goods	ProFund VP UltraDow 30
ProFund VP Mid-Cap	ProFund VP UltraEurope
ProFund VP Mid-Cap Growth	ProFund VP UltraInternational
ProFund VP Mid-Cap Value	ProFund VP UltraMid-Cap
ProFund VP Mobile Telecommunications	ProFund VP UltraOTC
ProFund VP Money Market	ProFund VP UltraShort Dow 30
ProFund VP Natural Resources	ProFund VP UltraShort International
ProFund VP Oil & Gas	ProFund VP UltraShort Japan
ProFund VP Oil Equipment, Services & Distribution	ProFund VP UltraShort Mid-Cap
ProFund VP OTC	ProFund VP UltraShort OTC
ProFund VP Pharmaceuticals	ProFund VP UltraShort Small-Cap
ProFund VP Precious Metals	ProFund VP UltraSmall-Cap
ProFund VP Real Estate	ProFund VP Utilities

ACCESS ONE TRUST

RETAIL:

Access High Yield Fund

Access Flex High Yield Fund

Access Money Market Fund

Access Flex Bear High Yield Fund

VP:

Access VP High Yield Fund

PROFUNDS

By:	/s/ Louis M. Mayberg
Name: Louis M. Mayberg
Title: President

ACCESS ONE TRUST

By:	/s/ Louis M. Mayberg
Name: Louis M. Mayberg
Title: President

BISYS FUND SERVICES, OHIO, INC.

By:	/s/ Fred Naddaff
Name: Fred Naddaff
Title: President